                                                                   Exhibit 10.13

                                 AMENDMENT NO. 2



      AMENDMENT NO. 2 (this "Amendment"), dated as of May 5, 1998, to the Credit Agreement, dated as of March 27, 1998, by and among Global Vacation Group, Inc. (formerly known as Allied Bus Corp.), the Lenders party thereto, and The Bank of New York, as Administrative Agent (as amended, the "Agreement").

                                    RECITALS

      I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

      II. The Borrower has requested that the Administrative Agent agree to amend the Agreement upon the terms and conditions contained herein, and the Administrative Agent is willing so to agree.

      Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

      1. The definition of "EXISTING LETTERS OF CREDIT" contained in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

                  "EXISTING LETTERS OF CREDIT" shall mean the letters of credit set forth on Schedule 8.1 issued for the account of a Pending Acquisition Target or Globetrotters, Inc., as the case may be.

      2. The definition of "EXISTING LETTER OF CREDIT EXPOSURE" contained in
Section 1.1 of the Agreement is amended by amending and restating the proviso contained in such definition in its entirety as follows:

      provided, however, that Existing Letters of Credit issued for the account of a Pending Acquisition Target or Globetrotters, Inc., as the case may be, shall not be taken into account for purposes of this definition until the consummation of the applicable Pending Acquisition or the Acquisition of Globetrotters pursuant to Section 8.5, as the case may be

      3. Section 7.13 of the Agreement is amended and restated in its entirety as follows:

            7.13  EXISTING LETTERS OF CREDIT

                  The Borrower shall use its best efforts to cause Letters of Credit issued pursuant to this Agreement to be substituted for all Existing Letters of Credit issued for the account of a Pending Acquisition Target or Globetrotters, Inc., as the case may be, at the closing of the applicable Pending Acquisition or the Acquisition of Globetrotters pursuant to Section 8.5, as the case may be, except to the extent that such substitution cannot be effected at a reasonable cost or is not practicable as a result of the lack of time to obtain the necessary consents thereto and effect such substitution prior to such closing. To the extent that such substitution is not made with respect to all such Existing Letters of Credit prior to the closing of the related Pending Acquisition or the Acquisition of Globetrotters pursuant to Section 8.5, as the case may be, the Borrower shall use its best efforts to cause such substitution to be made as soon as practicable thereafter, provided that Letters of Credit issued pursuant to this Agreement shall be substituted for all Existing Letters of Credit no later than (i) in the case of an Existing Letter of Credit issued for the account of a Pending Acquisition Target, December 31, 1998, and (ii) in the case of an Existing Letters of Credit issued for the account of Globetrotters, Inc., the date which is one year after the consummation of the Acquisition of Globetrotters, Inc. pursuant to Section 8.5.

            4. Section 8.1(b) of the Agreement is amended and restated in its entirety as follows:

                  (b) Indebtedness of the Borrower or any Subsidiary in respect of any Existing Letter of Credit as set forth on Schedule 8.1, but not any extensions, renewals and replacements of such Indebtedness, and other Indebtedness of the Borrower or any Subsidiary existing on the Effective Date as set forth on Schedule 8.1, and any extensions, renewals and replacements of such other Indebtedness;

      5. Section 8.2(b) of the Agreement is amended and restated in its entirety as follows:

                  (b) any Lien on any property or asset of the Borrower or any Subsidiary securing obligations in respect of the Existing Letters of Credit as set forth on Schedule 8.2, and any other Lien on any property or asset of the Borrower or any Subsidiary existing on the Effective Date as set forth on Schedule 8.2, provided that, in each case, (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary, and (ii) such Lien shall secure only those obligations which it secures as set forth on Schedule 8.2, and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof.

      6. Schedule 4.3 to the Agreement is amended and restated in its entirety in the form attached hereto as Annex A.

      7. Schedule 8.1 to the Agreement is amended and restated in its entirety in the form attached hereto as Annex B.

      8. Schedule 8.2 to the Agreement is amended and restated in its entirety in the form attached hereto as Annex C.

      9. Paragraphs 1 - 8 of this Amendment shall not be effective until such time as the Required Lenders shall have consented in writing to this Amendment.

      10. The Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Loan Party thereunder, (b) agrees and admits that no Loan Party has any defenses to or offsets against any such obligation, and (c) certifies that, immediately after giving effect to paragraphs 1 - 8 of this Amendment, (i) no Default or Event of Default shall exist, and (ii) the representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made at such time, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

      11. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or consent in respect of any term or condition of any Loan Document shall be deemed to be an amendment or consent in respect of any other term or condition contained in any Loan Document.

      12. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

      13. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.



                            GLOBAL VACATION GROUP, INC. (formerly
                            known as Allied Bus Corp.)


                            By: /s/ Christopher Temple
                                ----------------------------------------------
                            Name: Christopher Temple
                            Title: Assistant Treasurer and Assistant Secretary


                            THE BANK OF NEW YORK, in its
                            capacity as the Lender, as the Issuer
                            and as the Administrative Agent


                            By: /s/ Ronald R. Reedy
                                ----------------------------------------------
                            Name: Ronald R. Reedy
                            Title: Vice President


Consented to and agreed:


HADDON HOLIDAYS, INC.


By: /s/ Christopher Temple
    ----------------------------------------------
Name: Christopher Temple
Title: Assistant Treasurer and Assistant Secretary


CLASSIC CUSTOM VACATIONS


By: /s/ Christopher Temple
    ----------------------------------------------
Name: Christopher Temple
Title: Assistant Treasurer and Assistant Secretary

GVGAC NO. 1, INC. (to be known as
MTI Vacations, Inc.)


By: /s/ Daniel A. Raskas
    ----------------------------------------------
Name: Daniel A. Raskas
Title: Vice President and Secretary